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                                   EXHIBIT 10

                         FORM OF SUBSCRIPTION AGREEMENT



THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                             SUBSCRIPTION AGREEMENT

Neurobiological Technologies, Inc.
1387 Marina Way South
Richmond, California 94804
Attn:  President and Chief Executive Officer

Ladies and Gentlemen:


SUBSCRIPTION.

           (a) The undersigned is hereby purchasing from Neurobiological Technologies, Inc., a Delaware corporation (the "Company"), up to 1,200,000 shares (the "Shares") of the Company's Common Stock, $0.001 par value (the "Common Stock"). The purchase price of each Share shall be $5.30 for an aggregate purchase price of $6,360,000 (the "Purchase Price").

           (b) This subscription is submitted to the undersigned in accordance with and subject to the terms and conditions described in this Subscription Agreement relating to the offering of up to 1,200,000 Shares of Common Stock (the "Offering"). The Company reserves the right to amend, modify and/or withdraw all or a portion of the Offering and to increase or decrease the number of Shares to be offered hereby.


(a) PURCHASE PRICE. The undersigned has tendered, together with this Subscription Agreement, the Purchase Price by electronic wire transfer in accordance with the following instructions:

                  Bank Name
                  Bank Address:
                  ABA#:
                  Citibank Account #:


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                  For further credit to Acct
                  Neurobiological Technologies, Inc.
                  Attn:  ___________

or by delivery of a bank check or certified check made payable to Neurobiological Technologies, Inc. against delivery to the undersigned of a certificate representing the Shares.

           (b) CLOSING. The closing of the sale and purchase of the Shares shall occur on April 7, 2000 or on such other date as shall be selected by the Company (the "Closing Date"). The Shares subscribed for under this Subscription Agreement shall not be deemed issued to, or owned by, the undersigned until the Closing Date has occurred.

           (c) ACCEPTANCE OR REJECTION. The undersigned understands and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for the Shares in whole or in part, at any time prior to the earlier of (i) acceptance by the Company or (ii) the Closing Date. In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated for any reason within 20 days after the date of this Subscription Agreement (in which event this Subscription Agreement shall be deemed to be rejected), the Company shall cause the return to the undersigned of this Subscription Agreement and the Purchase Price tendered by the undersigned, and this Subscription Agreement thereafter shall be of no force or effect.


REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the undersigned to enter into this Subscription Agreement and to purchase the Shares, the Company hereby represents and warrants to the undersigned the following:


         ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted, duly qualified to do business in other jurisdictions, where the nature of its business requires such qualification, except where such failure to be so qualified would not have a material adverse effect on the Company. The Company has the requisite corporate power and authority to issue the Shares and to perform its obligations under this Subscription Agreement.


         VALID ISSUANCE. The Shares, when issued and delivered pursuant to the terms of this Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of the Company's Common Stock have been duly and validly issued and are fully paid and nonassessable.


         CORPORATE ACTS AND PROCEEDINGS. This Subscription Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms. All corporate actions necessary to the authorization, creation, issuance and delivery of the Shares have been taken by the Company.


         COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS. Neither the execution nor delivery of, nor the performance of or compliance with this Subscription Agreement, the issuance of the Shares nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any material agreement or other material instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Company's Certificate of Incorporation or Bylaws.


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         SECURITIES LAWS. Based in part upon the representations of the undersigned in Section 5, no consents, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Subscription Agreement or the offer, issuance, sale or delivery of the Shares, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933 (the "Act"), the filing of a notice on Form 25102(f) with the State of California and a similar notice with any other state whose laws require such filing, and the qualification thereof, if required, under other applicable state laws which qualification has been or will be effected as a condition of this transaction. Under the circumstances contemplated by this Subscription Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Act.


         CAPITAL STOCK. Except as set forth on SCHEDULE A attached hereto, the authorized and issued capital stock of the Company is correctly set forth in the unaudited financial statements of the Company for the fiscal quarter ended December 31, 1999. All of the outstanding shares of the Company's capital stock are duly authorized and validly issued and are fully paid and nonassessable. Except as described in the Company's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "Commission") on December 29, 1999, as amended, or as set forth on SCHEDULE A, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Subscription Agreement, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company.


         COMPANY SEC FILINGS. The Company has furnished, or made available through the EDGAR Internet web site of the Commission, to the undersigned true and complete copies of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999, its quarterly reports on Form 10-QSB for the fiscal quarters ended September 30, 1999 and December 31, 1999 and Registration Statement on Form SB-2 dated December 29, 1999, as amended, as filed with the Commission (the "SEC Filings"). As of these filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act of 1934, as amended (the "Exchange Act"), and the SEC Filings contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.


         INTELLECTUAL PROPERTY. The Company has sufficient title and ownership, or rights to license, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted, and as proposed to be conducted, without conflict with or infringement of the rights of others. Except as set forth in the SEC Filings, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging, nor is the Company aware of any basis for such allegation, that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.


         NO MATERIAL ADVERSE CHANGES. Since December 31, 1999, the Company has conducted its business in the ordinary course and there has not been any material adverse change in the business or financial condition of the Company, other than continuing losses in amounts consistent with prior periods in the current fiscal year.


         TAXES. All federal, state and local income, ad valorem, excise, sales, use, payroll and other taxes and assessments, interest, and other governmental charges which are due and payable by the Company have been duly reported, paid and discharged. No audit, action or proceeding for the assessment or collection of


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         taxes or other assessments is pending or threatened against the
         Company. The Company has not agreed to any extension of the statute of limitations with respect to any taxes or assessments.


         COMPLIANCE WITH LAWS. The Company is not, to the knowledge of the Company, in violation in any material respect of, (i) any federal, state or local law, statute, ordinance or regulation or any other requirement of any federal, state or local governmental or regulatory body of competent jurisdiction applicable to the Company, including without limitation those pertaining to its products under development, or (ii) any term of any applicable judgment, decree, injunction, law and/or order issued by a governmental or regulatory body of competent jurisdiction.


TRANSFER RESTRICTIONS.


         The undersigned realizes that the Shares are not registered under the Act, or any foreign or state securities laws. The undersigned agrees that the Shares will not be sold, offered for sale, pledged, hypothecated, or otherwise transferred (collectively, a "Transfer") except in compliance with the Act, if applicable, and applicable foreign and state securities laws. The undersigned understands that the undersigned can only Transfer the Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Transfer the Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction.


         To enable the Company to enforce the transfer restrictions contained in
         Section 4(a), the undersigned hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares.


REPRESENTATIONS AND WARRANTIES. To induce the Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:


         the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he/she resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement; is legally competent to execute this Subscription Agreement; and does not intend to change residence to another jurisdiction;


         the undersigned, if an entity, is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid, and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;


         the Shares subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Act;

         the undersigned has had access to all materials, books, records, documents, and information relating to the Company, including (i) the SEC Filings and (ii) the Proxy Statement relating to the Company's 1999 annual meeting;


         the undersigned acknowledges and understands that investment in the Securities involves a high degree of risk, including without limitation the risks set forth in the SEC Filings under the captions "Risks Associated with Product Development," "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-KSB, "Risk Factors" in the Company's Registration Statement on Form SB-2" and elsewhere in the Company's SEC Filings;


         the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;


         the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;


         the undersigned recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;


         if the undersigned is purchasing the Securities subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased;


         the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which the undersigned will be responsible; and


         the undersigned is an "Accredited Investor" as that term is defined in
         Section 501(a) of Regulation D promulgated under the Act. Specifically the undersigned is (check appropriate item(s)):

/ / (i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

/ / (ii) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

/ / (iii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

/ /        (iv)   a director or executive officer of the Company;

/ / (v) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

/ / (vi) a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 1998 and 1999 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 2000;

/ / (vii) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Shares; or

/ / (viii) an entity in which all of the equity owners are Accredited Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an Accredited Investor.)


COVENANTS OF THE COMPANY.


         The Company will use its best efforts in the 60 day period after the Closing Date to have its Common Stock approved for quotation on the Nasdaq SmallCap Market and to maintain such listing for a period of two years from the Closing Date.


         On or before a date that is 60 days after the Closing Date, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-3 (or, if such form is not available to the Company, any such other form as may be available to the Company) to register for resale pursuant to Section 5 of the Act the Shares sold and issued to the undersigned in accordance with this Subscription Agreement. The Company will use its best efforts to cause such registration statement to be declared effective within 90 days of filing and to remain available for the resale of such shares and securities for a period of up to 24 months from the Closing Date, provided, however, that the Company may suspend the use of the prospectus constituting part of the registration statement (i) for up to two periods of 60 days each in the event the Company determines, in its sole judgment, that such prospectus is incomplete, inaccurate or omits to disclose any information required to be included therein, and provided further, that the period during which the registration statement will remain available shall be extended by any period in which the Company invoked its right to suspend the use of the prospectus, or (ii) if it shall receive notice or obtain knowledge of the issuance of any stay order by the SEC delaying or suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose. In the event of any such suspension, the Company will promptly notify the undersigned subscriber of the suspension and use its best efforts to amend or supplement the registration statement, and the prospectus constituting a part thereof, within said 60-day period to enable the use of the amended or supplemented prospectus for the resale of the shares and securities covered thereby or to prevent the issuance of any stop order or obtain its withdrawal. The Company will promptly notify the undersigned subscriber of the effectiveness of the registration statement or of any amendment or supplement thereto. The Company will provide the undersigned with such copies of the prospectus, or any amended or supplemented prospectus, as the undersigned may reasonably request.

         The undersigned agrees to cooperate with the Company in preparing and filing the aforesaid registration statement, and any amendment or supplement thereto, and to provide the Company with such information and documentation as the Company may reasonably request.


         Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to maintain the effectiveness of any registration statement, or to update, amend or supplement such registration statement or any prospectus constituting a part thereof, after the undersigned shall become eligible to sell all of its shares, or remaining shares, by virtue of the undersigned owning less than 1% of the Shares and not because of fluctuations in the average daily trading volume of the Shares, pursuant to Rule 144 of the Act, within any three month period without volume limitations.


         The Company shall bear all expenses in connection with the registration of the Shares pursuant to this Agreement, other than fees and expenses, if any, of counsel or other advisors to the undersigned or underwriting discounts, brokerage fees and commissions incurred by the undersigned.


         To the extent permitted by law, the Company will indemnify the undersigned subscriber, its officers, directors and constituent partners, and each person controlling the undersigned subscriber, with respect to which registration has been effected pursuant to this Subscription Agreement, against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any state securities law, or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law, applicable to the Company and relating to action or inaction required of the Company in connection with such registration, qualification or compliance; and the Company will reimburse the undersigned subscriber, each of its officers, directors and constituent partners, and each person who controls the undersigned subscriber for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the indemnity contained in this Section 6(f) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and PROVIDED, FURTHER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the undersigned, its officers, directors, constituent partners, or controlling person and stated to be for use in connection with the offering of securities of the Company.


         To the extent permitted by law, the undersigned will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Act, with respect to which registration has been effected pursuant to this Subscription Agreement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such undersigned of the Act, the 1934 Act or any state securities law, or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law, applicable to the undersigned and relating to action or inaction required of the undersigned in connection with any such registration, qualification or compliance; and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, or control persons for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the undersigned and stated to be specifically for use in connection with the offering of securities of the Company; PROVIDED, HOWEVER, that the undersigned's liability under this Section 6(g) shall not exceed the undersigned's net proceeds from the offering of securities made in connection with such registration; and PROVIDED, FURTHER, that the indemnity contained in this Section 6(g) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the undersigned (which consent shall not unreasonably be withheld).


         Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, jointly with any other indemnifying party similarly noticed; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided, further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the undersigned in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify promptly an indemnifying party of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 6, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 6.


FURTHER DOCUMENTS. The undersigned agrees that it will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.


MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.


NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9 shall be deemed given at the time of receipt thereof.


COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

ENTIRE AGREEMENT. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are not representations, covenants or other agreements except as stated or referred to herein.


SEVERABILITY. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.


ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the undersigned.


APPLICABLE LAW. This Subscription Agreement has been negotiated and consummated in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.


CHOICE OF JURISDICTION. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within San Francisco, California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within San Francisco, California.


TAXPAYER IDENTIFICATION NUMBER. The undersigned verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.


PRONOUNS. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of ___________, 2000.

Number of Shares Subscribed for:  ________ Shares

INDIVIDUAL SUBSCRIBER:                      ENTITY SUBSCRIBER:

------------------------------------        ------------------------------------
(Signature of Subscriber)                   (Print Name of Subscriber)

                                            By:
------------------------------------            --------------------------------
(Typed or Printed Name)                     Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

------------------------------------        ------------------------------------
(Residence Address)                         (Address)

------------------------------------        ------------------------------------
(City, State and Zip Code)                  (City, State and Zip Code)

------------------------------------        ------------------------------------
(Telephone Number)                          (Telephone Number)

------------------------------------        ------------------------------------
(Telecopier Number)                         (Telecopier Number)

------------------------------------        ------------------------------------
(Tax I.D. or Social Security Number)        (Tax I.D. or Social Security Number)


ACCEPTED:

NEUROBIOLOGICAL TECHNOLOGIES, INC.


By: ________________________________________
Name: Paul E. Freiman
Title: President and Chief Executive Officer

Date:  _________, 2000

                                   SCHEDULE A


                    NTI Shares Reserved as of March 16, 2000


                        25,000,000                  Authorized
                       (13,846,881)                 Common stock issues
                        (1,900,771)                 Options issued
                           (91,108)                 Reserved for options
                           (65,266)                 Reserved for ESPP
                        (4,777,676)                 Warrants issued
                        (2,332,000)                 Preferred
                       -----------

                         1,986,298                  Remaining